PIONEER
                                     -------
                                    EMERGING

                                     MARKETS

                                      FUND

                                   Semiannual
                                     Report

                                     5/31/02

                           [LOGO] PIONEER
                                  Investments(R)

T a b l e  o f  C o n t e n t s
------------------------------------------------------------------------------

Letter from the President                                            1

Portfolio Summary                                                    2

Performance Update                                                   3

Portfolio Management Discussion                                      7

Schedule of Investments                                             10

Financial Statements                                                23

Notes to Financial Statements                                       30

Trustees, Officers and Service Providers                            37

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 5/31/02
--------------------------------------------------------------------------------

D e a r  S h a r e o w n e r s,
--------------------------------------------------------------------------------

The market's upward tilt since last fall suggests that investors have been repositioning portfolios in anticipation of better economic times. Low interest rates and lower taxes are among the keys to their optimistic mood.

That optimism appears to have been justified. Judging by recent reports, the U.S. economy has absorbed the shock of September 11 and, for the most part, moved closer to normalcy. A mild upturn is now underway, according to Federal Reserve Board figures, and what may have been the briefest and shallowest of post-World War II recessions is probably behind us. In early May, the Fed's Open Market Committee noted that the economy was benefiting in particular from a brighter inventory picture; excess inventories have largely been absorbed and investment in new inventory has begun. Other encouraging economic signs include a pickup in manufacturing and increased demand in most - but not all - sectors.

Shifts in the economic weather sometimes lead us to shift our ground - we're tempted to seek shelter when the outlook is cloudy, then rush back out as soon as skies brighten. But if market behavior of recent years has taught us anything, it's that the basic lessons of sound investing - a long-term view and diversification - still apply. Jumping in and out of the market with each variation in climate is often no more than guesswork. It's not timing the market that yields solid returns, but time in the market. And well-diversified portfolios, those that include growth and value stocks as well as bonds, always have the potential to hold up better in downturns than portfolios that concentrate on a single investment type.

Planning is never out of season

Although memories of April 15 have receded, it's not too early to think about reducing next year's taxes. A logical first step is to go over this year's return with a qualified professional. In that process you could uncover several tax-cutting ideas, including newly expanded opportunities for owners of IRAs, sole proprietors and participants in corporate retirement plans. Your financial advisor can also explain the benefits of saving for retirement with Pioneer's tax-sensitive investment options.

You can learn more about Pioneer's mutual funds and all of our products and services at www.pioneerfunds.com. For questions about the Pioneer funds you own and advice on additional purchases, please contact your financial advisor. All of us at Pioneer appreciate your continued business.

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 5/31/02
--------------------------------------------------------------------------------

                                     [CHART]

P o r t f o l i o  D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

              Financials                                22%
              Materials                                 14%
              Consumer Discretionary                    13%
              Consumer Staples                          11%
              Information Technology                    10%
              Telecommunication Services                10%
              Energy                                     8%
              Industrials                                6%
              Utilities                                  4%
              Health Care                                2%

                                     [CHART]

G e o g r a p h i c a l  D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

              South Korea                             19.8%
              Taiwan                                  12.2%
              India                                    9.1%
              South Africa                             9.0%
              Brazil                                   7.3%
              Hong Kong                                6.7%
              Malaysia                                 5.0%
              Mexico                                   4.5%
              Thailand                                 4.5%
              Russia                                   3.7%
              Singapore                                2.8%
              Turkey                                   2.5%
              Indonesia                                2.3%
              Chile                                    2.2%
              Israel                                   1.3%
              Peru                                     1.2%
              Philippines                              1.2%
              United Kingdom                           1.2%
              China                                    1.1%
              Other                                    2.4% (Individually less
                                                             than 1%)

1 0  L a r g e s t  H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1. Samsung Electronics Co.         3.05%     6. Remgro Ltd.                           1.36%
2. Anglogold Ltd.                  2.41      7. Telefonos de Mexico SA (A.D.R.)       1.32
3. Kookmin Bank                    2.32      8. Grupo Modelo SA de CV                 1.29
4. SK Telecom Co., Ltd.            2.18      9. Surgutneftegaz (A.D.R.)               1.27
5. Lukoil Holding (A.D.R.)         1.38     10. Hyundai Motor Co., Ltd.               1.24

Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund

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PERFORMANCE UPDATE 5/31/02                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                        5/31/02        11/30/01
                                 $11.57         $9.91

Distributions per Share          Income         Short-Term        Long-Term
(11/30/01-5/31/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of May 31, 2002)

                        Net Asset              Public Offering
Period                    Value                  Price/CDSC*

Life-of-Class
(6/23/94)                 1.39%                      0.64%
5 Years                  -3.43                      -4.57
1 Year                    8.03                       1.85

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

                                     [CHART]

                           Growth of $10,000 [dagger]

              Date               MSCI Emerging         Pioneer Emerging
                               Markets Free Index        Markets Fund*
             6/30/94                $ 9,425                 $10,000
                                    $ 9,128                 $11,242
                                    $ 8,756                 $ 9,385
            11/30/96                $10,558                 $10,347
                                    $11,653                 $ 8,972
                                    $ 7,902                 $ 6,962
            11/30/99                $12,405                 $10,130
                                    $ 9,726                 $ 7,738
                                    $ 8,908                 $ 7,168
             5/31/02                $10,401                 $ 8,538

[dagger] Index comparison begins June 30, 1994. The MSCI Emerging Markets Free
         Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Emerging Markets Fund

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PERFORMANCE UPDATE 5/31/02                                        CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                        5/31/02        11/30/01
                                 $10.87         $9.34

Distributions per Share          Income         Short-Term        Long-Term
(11/30/01-5/31/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of May 31, 2002)

                           If                         If
Period                    Held                     Redeemed*

Life-of-Class
(6/23/94)                 0.62%                       0.62%
5 Years                  -4.2                        -4.37
1 Year                    7.31                        3.31

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

                                     [CHART]

                           Growth of $10,000 [dagger]

                   Date           MSCI Emerging         Pioneer Emerging
                               Markets Free Index        Markets Fund*
                  6/30/94           $10,000                 $10,000
                                    $ 9,644                 $11,242
                                    $ 9,199                 $ 9,385
                 11/30/96           $11,011                 $10,347
                                    $12,069                 $ 8,972
                                    $ 8,112                 $ 6,962
                 11/30/99           $12,641                 $10,130
                                    $ 9,822                 $ 7,738
                                    $ 8,924                 $ 7,168
                  5/31/02           $10,386                 $ 8,538

[dagger] Index comparison begins June 30, 1994. The MSCI Emerging Markets Free
         Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/02                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                        5/31/02        11/30/01
                                 $10.81         $9.29

Distributions per Share          Income         Short-Term        Long-Term
(11/30/01-5/31/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of May 31, 2002)

                        Net Asset                   Public Offering
Period                    Value                       Price/CDSC*

Life-of-Class
(1/31/96)                -0.41%                         -0.57%
5 Years                  -4.29                          -4.48
1 Year                    7.35                           6.29

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

                                     [CHART]

                           Growth of $10,000 [dagger]

                    Date         MSCI Emerging         Pioneer Emerging
                               Markets Free Index        Markets Fund*
                  1/31/96           $ 9,900                 $10,000
                 11/30/96           $10,285                 $ 9,855
                                    $11,273                 $ 8,546
                 11/30/98           $ 7,559                 $ 6,631
                                    $11,709                 $ 9,649
                 11/30/00           $ 9,129                 $ 7,370
                                    $ 8,291                 $ 6,827
                  5/31/02           $ 9,647                 $ 8,132

The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/02                                        CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
--------------------------------------------------------------------------------

Net Asset Value
per Share                        5/31/02        11/30/01
                                 $11.96         $10.20

Distributions per Share          Income         Short-Term        Long-Term
(11/30/01-5/31/02)               Dividends      Capital Gains     Capital Gains
                                     -               -                 -

I n v e s t m e n t  R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

Average Annual Total Returns
(As of May 31, 2002)

                           If                          If
Period                    Held                      Redeemed*

Life-of-Class
(4/9/98)                 -4.29%                      -4.29
1 Year                    9.22                        9.22

*   Assumes reinvestment of distributions.

                                     [CHART]

                           Growth of $10,000 [dagger]

                    Date          MSCI Emerging         Pioneer Emerging
                               Markets Free Index         Markets Fund*
                  4/30/98           $10,000                  $10,000
                 11/30/98           $ 6,155                  $ 7,213
                                    $ 9,730                  $10,495
                 11/30/00           $ 7,672                  $ 8,017
                                    $ 7,094                  $ 7,426
                  5/31/02           $ 8,318                  $ 8,846

[dagger] Index comparison begins April 30, 1998. The MSCI Emerging Markets Free
         Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

         Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/02
--------------------------------------------------------------------------------

For the six months ended May 31, 2002, Pioneer Emerging Markets Fund's Class A, B and C shares delivered total returns at net asset value of 16.75%, 16.38% and 16.36%, respectively. Over the same time period, the MSCI Emerging Markets Free Index had a total return of 18.98%.

In the following discussion, Mark Madden, portfolio manager of Pioneer Emerging Markets Fund, addresses the factors impacting the Fund's performance and the outlook for emerging markets.

Q: What factors influenced the performance of emerging markets in the six months ended May 31, 2002?

A: Emerging equity markets bottomed in late September 2001 marking the end of a twenty-month slide during which equity values more than halved. The bear market was the result of a slowing global economy, concerns relating to historically high valuations of stocks in major markets such as the United States, and political uncertainty in several emerging markets. The rally in emerging market stocks that began in early October initially was a "relief rally" as fears of a global recession following the events of September 11th proved unfounded. The rally gained strength as economic data showed the strong resilience of many emergent market economies during a difficult period for the global economy overall. In addition, earnings of companies in emerging markets were stronger than in many other regions of the world while valuations of emerging market stocks were cheap relative to those of U.S. and European equities. Global investors began to recognize the attractive investment opportunities in emerging markets and increased their exposure to the asset class.

   Pioneer Emerging Markets Fund underperformed its benchmark, the MSCI Emerging Markets Free Index, over the last six months primarily due to our underweight position in technology. Technology stocks were among some of the worst performing stocks during the sharp market downturn through September 2001 but were also among the strongest performers as the markets recovered in November and December 2001. Most of the Fund's departure from the Index in the last six months occurred in December 2001 when the technology sector rebounded. In year to date 2002, the Fund has outperformed the MSCI Index.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 5/31/02                              (continued)
--------------------------------------------------------------------------------

Q: What is your investment strategy?

A: Our investment process is driven by rigorous research that focuses on companies with strong long-term growth prospects, proven management ability and stocks selling at a discount to our estimation of fair value. We look for companies that are well positioned in industries with favorable long-term trends and growth potential. We manage risk through diversification among various countries, sectors and companies while emphasizing stocks that are attractively valued.

Q: Where are you finding attractive opportunities in emerging markets?

A: As for countries, we continue to overweight (compared to its benchmark index) China, India and Thailand. We believe that these countries are poised to show healthy economic growth and are finding stocks in these countries that are attractively valued. The Fund is underweight in Mexico and Taiwan. We decided to limit investments in these countries given the heavy dependence of their economies on exports to the United States and other countries that are experiencing slowing growth. The Fund also has been underweight in Brazil and South Africa as domestic political turmoil continues to hinder the countries' efforts at economic reform. We have, however, maintained large positions in selected mining companies that have benefited from declining local currency costs and strong product (especially gold) prices.

   As for sectors, we prefer domestic-oriented sectors such as the consumer and financial sectors. The domestic economies of many emerging market countries are showing accelerating growth with strong consumer spending, characteristics that can bolster earnings in these sectors. The Fund is still underweight in technology, although less so than it was six months ago. We believe that demand will continue to be weak across many segments of the technology sector; however, we are finding attractive opportunities in some technology stocks that have relatively strong earnings potential despite the weak environment for technology spending.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: What is your outlook?

A: We are optimistic about the prospects for emerging markets. First, low interest rates and abundant liquidity in many emerging markets provide a very positive environment for equity investing. Second, valuations of emerging market stocks are attractive relative to other regions of the world. Finally, if the global economy is poised to recover in 2002, earnings growth should be strong for many emerging market companies.

Investing in emerging markets carries its own set of risks including, but not limited to, currency fluctuations and economic instability; we feel confident, however, that its long-term prospects invite serious consideration.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)
--------------------------------------------------------------------------------

Shares                                                                          Value
                PREFERRED STOCKS - 2.8%
                Capital Goods - 0.5%
                Aerospace & Defense - 0.5%
     40,300     Embraer Aircraft Corp. (A.D.R.)                          $    951,080
                                                                         ------------
                Total Capital Goods                                      $    951,080
                                                                         ------------
                Banks - 1.1%
 12,830,000     Banco Itau SA                                            $    884,915
  2,141,500     Siam Commercial Bank*                                       1,504,715
                                                                         ------------
                                                                         $  2,389,630
                                                                         ------------
                Total Banks                                              $  2,389,630
                                                                         ------------
                Telecommunication Services - 0.3%
                Integrated Telecommunication Services - 0.3%
     59,294     Tele Norte Leste Participacoes (A.D.R.)                  $    751,255
                                                                         ------------
                Total Telecommunication Services                         $    751,255
                                                                         ------------
                Utilities - 0.9%
                Electric Utilities - 0.9%
    254,600     Centrais Electricas Brasileiras SA (A.D.R.)*             $  1,495,391
 28,262,377     Cemig-Cia Energetica*                                         378,135
                                                                         ------------
                                                                         $  1,873,526
                                                                         ------------
                Total Utilities                                          $  1,873,526
                                                                         ------------
                TOTAL PREFERRED STOCKS
                (Cost $5,393,412)                                        $  5,965,491
                                                                         ------------
                COMMON STOCKS - 97.2%
                Energy - 7.9%
                Integrated Oil & Gas - 5.4%
    583,100     CNOOC Ltd.                                               $    788,695
     41,400     Lukoil Holding (A.D.R.)                                     2,923,875
    107,000     Petrobras Brasileiro                                        2,343,300
     24,000     Petroleo Brasileiro SA                                        571,440
    124,800     Surgutneftegaz (A.D.R.)*                                    2,689,440
127,738,300     Tupras-Turkiye Petrol Rafinerileri SA                         595,372
    164,800     Ultrapar Participacoes SA                                   1,491,017
                                                                         ------------
                                                                         $ 11,403,139
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                Oil & Gas Exploration & Production - 1.1%
  5,370,000     China Petroleum and Chemical*                            $    901,902
     49,100     Mol Magyar Olaj                                               961,130
    636,600     PTT Public Co., Ltd.                                          503,687
                                                                         ------------
                                                                         $  2,366,719
                                                                         ------------
                Oil & Gas Refining Marketing &
                Transportation - 1.4%
    151,900     Bharat Petroleum Corp. Ltd.*                             $    794,678
    192,400     Hindustan Petroleum                                         1,016,960
     56,700     Polski Koncern Nafto*                                         549,990
     35,800     SK Corp.                                                      563,106
                                                                         ------------
                                                                         $  2,924,734
                                                                         ------------
                Total Energy                                             $ 16,694,592
                                                                         ------------
                Materials - 13.9%
                Aluminum - 0.2%
     36,355     Hindalco Industries Ltd. (Demat Shares)                  $    516,432
                                                                         ------------
                Commodity Chemicals - 0.9%
     55,889     Daelim Industrial Co.                                    $    665,071
    102,000     Reliance Industries Ltd. (144A)*                            1,193,400
                                                                         ------------
                                                                         $  1,858,471
                                                                         ------------
                Construction Materials - 0.2%
 56,797,000     Akcansa Cimento A.S.                                     $    339,794
                                                                         ------------
                Diversified Chemicals - 0.7%
     23,100     LG Chem, Ltd.*                                           $    759,030
  1,403,514     Sinopac Holdings Co.*                                         656,349
                                                                         ------------
                                                                         $  1,415,379
                                                                         ------------
                Diversified Metals & Mining - 1.3%
     47,500     Companhia Vale do Rio Doce (A.D.R.)                      $  1,398,875
    198,100     KGHM Polska Miedz S.A.                                        697,553
  1,365,200     Yanzhou Coal Mining (Class H)                                 560,093
                                                                         ------------
                                                                         $  2,656,521
                                                                         ------------
                Paper Products - 0.5%
     48,800     Aracruz Cellulose (A.D.R.)                               $  1,076,040
                                                                         ------------
                Precious Metals & Minerals - 5.5%
    137,878     Anglo American Plc*                                      $  2,567,153
     76,410     Anglogold Ltd.                                              5,086,235

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                Precious Metals & Minerals - (continued)
     57,400     Compania de Minas Buenaventura SA (A.D.R.)               $  1,713,390
    162,100     Gold Fields Ltd.                                            2,243,044
                                                                         ------------
                                                                         $ 11,609,822
                                                                         ------------
                Specialty Chemicals - 1.6%
    934,100     Formosa Plastic Corp.                                    $  1,195,099
    335,800     Indian Petrochemicals Corp., Ltd.                           1,031,175
  1,216,000     Nan Ya Plastics Corp.                                       1,162,353
                                                                         ------------
                                                                         $  3,388,627
                                                                         ------------
                Steel - 3.0%
  2,304,060     China Steel Corp., Ltd.                                  $  1,124,923
     64,700     Pohang Iron & Steel Co. Ltd. (A.D.R.)                       1,827,775
    403,200     Remgro Ltd.                                                 2,879,131
    267,650     Tata Iron and Steel Co., Ltd.                                 599,359
                                                                         ------------
                                                                         $  6,431,188
                                                                         ------------
                Total Materials                                          $ 29,292,274
                                                                         ------------
                Capital Goods - 3.1%
                Building Products - 0.1%
     26,970     Suez Cement Co.* (144A)                                  $    195,533
                                                                         ------------
                Capital Goods - 0.2%
    199,800     Daewoo Heavy Industries*                                 $    421,220
                                                                         ------------
                Electrical Components & Equipment - 1.1%
    446,296     Bharat Heavy Electricals (Demat Shares)                  $  1,389,154
  1,111,800     Techtronic Industries Co.*                                    947,899
                                                                         ------------
                                                                         $  2,337,053
                                                                         ------------
                Industrial Conglomerates - 1.7%
    470,000     China Resources Enterprise Ltd.                          $    548,344
  2,836,800     Glorious Sun Enterprises Ltd.                                 596,467
    255,900     Tubos de Acero de Mexico SA (A.D.R.)                        2,428,491
                                                                         ------------
                                                                         $  3,573,302
                                                                         ------------
                Total Capital Goods                                      $  6,527,108
                                                                         ------------
                Commercial Services & Supplies - 1.1%
                Data Processing Services - 0.3%
  1,775,000     Shinawatra Computer Co., Plc*                            $    721,068
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                Diversified Commercial Services - 0.8%
    317,016     Bidvest Group Ltd.                                       $  1,605,358
                                                                         ------------
                Total Commercial Services & Supplies                     $  2,326,426
                                                                         ------------
                Transportation - 2.0%
                Marine - 1.4%
     95,900     Daewoo Heavy Industries & Machinery Ltd.*                $    611,271
  2,948,380     Evergreen Marine Corp.                                      1,543,564
    238,700     Samsung Heavy Industries Co., Ltd.*                           849,200
                                                                         ------------
                                                                         $  3,004,035
                                                                         ------------
                Railroads - 0.3%
    341,700     Malaysia International Shipping Bhd                      $    638,439
                                                                         ------------
                Transportation - 0.3%
    182,900     Hyundai Merchant Marine Co.*                             $    549,016
                                                                         ------------
                Total Transportation                                     $  4,191,490
                                                                         ------------
                Automobiles & Components - 6.3%
                Auto Parts & Equipment - 1.0%
    410,000     Cycle & Carriage Co.                                     $  1,041,459
     25,000     Halla Climate Control Co.                                   1,128,222
    200,000     Mirgor Sacifia (A.D.R.) (144A)*                                   ---
                                                                         ------------
                                                                         $  2,169,681
                                                                         ------------
                Automobile Manufacturers - 5.3%
    230,000     Edaran Otomobile Nasional Bhd                            $    665,789
     68,000     Hyundai Heavy Industries                                    1,307,585
     79,000     Hyundai Motor Company Ltd.*                                 2,618,587
     91,400     Kia Motors*                                                   888,182
103,711,800     Koc Holdings AS                                             1,064,173
    402,000     Mahindra & Mahindra Ltd. (G.D.R.)*                            693,450
     61,700     Mahindra & Mahindra Ltd. (G.D.R.) (144A)*                     106,433
    252,000     Perusahaan Otomobil*                                          709,579
  2,003,000     PT Astra International*                                     1,019,060
    700,900     Sime Darby Bhd                                                968,349
    416,440     Tata Engineering & Locomotive Co.*                          1,030,266
                                                                         ------------
                                                                         $ 11,071,453
                                                                         ------------
                Total Automobiles & Components                           $ 13,241,134
                                                                         ------------
                Consumer Durables & Apparel - 3.2%
                Apparel, Accessories & Luxury Goods - 0.2%
    822,000     Giordano International Ltd.                              $    487,413
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                Home Furnishings - 0.7%
  3,526,876     Far Eastern Textile Ltd. (G.D.R.)                        $  1,504,109
                                                                         ------------
                Homebuilding - 0.2%
  3,892,100     Ayala Land, Inc.                                         $    542,994
                                                                         ------------
                Leisure Products - 1.4%
     77,125     Bajaj Auto Ltd. (Demat Shares)                           $    762,516
    408,500     Berjaya Sports Toto Bhd                                       929,875
    183,600     Hero Honda Motors*                                          1,217,319
                                                                         ------------
                                                                         $  2,909,710
                                                                         ------------
                Textiles - 0.7%
    859,160     Formosa Chemicals & Fibre Corp.                          $    838,944
    716,000     Texwinca Holdings Ltd.*                                       578,319
                                                                         ------------
                                                                         $  1,417,263
                                                                         ------------
                Total Consumer Durables & Apparel                        $  6,861,489
                                                                         ------------
                Hotels, Restaurants & Leisure - 1.4%
                Hotels, Resorts & Cruise Lines - 1.0%
    269,200     Indian Hotels Co. Ltd.                                   $    965,352
    404,800     Resorts World Bhd                                           1,097,221
                                                                         ------------
                                                                         $  2,062,573
                                                                         ------------
                Restaurants - 0.4%
    688,900     Kentucky Fried Chicken Bhd                               $    837,557
                                                                         ------------
                Total Hotels, Restaurants & Leisure                      $  2,900,130
                                                                         ------------
                Media - 1.2%
                Media - 0.5%
     85,329     Balaji Telefilms Ltd.*                                   $    919,885
                                                                         ------------
                Movies & Entertainment - 0.4%
    328,300     Tanjong Plc                                              $    863,947
                                                                         ------------
                Publishing - 0.3%
  4,369,000     Oriental Press                                           $    666,565
                                                                         ------------
                Total Media                                              $  2,450,397
                                                                         ------------
                Retailing - 0.5%
                General Merchandise Stores - 0.5%
    956,000     Convenience Retail Asia Ltd.*                            $    352,379
  2,418,000     Global Green Tech Group Ltd.*                                 674,263
                                                                         ------------
                                                                         $  1,026,642
                                                                         ------------
                Total Retailing                                          $  1,026,642
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                Food & Drug Retailing - 4.2%
                Food Distributors - 0.4%
     61,400     Compania Cervecerias Unidas SA                           $    921,000
                                                                         ------------
                Food Retail - 3.8%
     15,100     Cheil Jedang Corp.                                       $    681,446
     72,100     Distribucion y Servicio D&A SA                                959,651
 14,435,000     Migros Turk T.A.S.                                            712,963
    979,000     People's Food Holdings Ltd.                                   635,394
    890,419     President Chain Store Corp.                                 1,702,272
  3,590,360     President Enterprises Corp.                                 1,451,984
  6,877,000     PT Indofood Sukses Makmur Tbk                                 869,756
    130,100     Santa Isabel SA                                               390,300
     67,400     Tiger Brands Ltd.                                             500,590
                                                                         ------------
                                                                         $  7,904,356
                                                                         ------------
                Total Food & Drug Retailing                              $  8,825,356
                                                                         ------------
                Food, Beverage & Tobacco - 5.5%
                Distillers & Vintners - 2.7%
 14,677,000     Andalou Efes*                                            $    311,408
     55,500     Companhia De Bebidas                                        1,048,950
  1,091,800     Grupo Modelo SA de CV                                       2,731,199
    183,300     South African Breweries Plc                                 1,548,541
                                                                         ------------
                                                                         $  5,640,098
                                                                         ------------
                Soft Drinks - 1.7%
     70,400     Embotelladora Andina SA (A.D.R.)                         $    503,360
     24,700     Fomento Economico Mexicano SA de CV                         1,043,575
    155,000     Fraser & Neave Ltd.*                                          663,431
     30,500     Panamerican Beverages, Inc.                                   553,270
    157,800     Sermsuk Public Company Ltd.                                   961,559
                                                                         ------------
                                                                         $  3,725,195
                                                                         ------------
                Tobacco - 1.1%
     70,000     British American Tabacco (Malaysia) Bhd                  $    635,526
     68,400     ITC Ltd.                                                      923,400
  1,338,000     PT Hanjaya Mandala Sampoerna Tbk*                             703,806
                                                                         ------------
                                                                         $  2,262,732
                                                                         ------------
                Total Food, Beverage & Tobacco                           $ 11,628,025
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                Household & Personal Products - 1.1%
                Household Products - 1.1%
 64,521,120     Arcelik A.S.*                                            $    390,493
     38,400     LG Household & Health Care Ltd.*                            1,201,680
    954,000     Steinhoff International Holdings Ltd.*                        778,819
                                                                         ------------
                                                                         $  2,370,992
                                                                         ------------
                Total Household & Personal Products                      $  2,370,992
                                                                         ------------
                Health Care Equipment & Services - 0.4%
                Health Care Distributors & Services - 0.4%
      8,400     Teva Pharmaceutical Industries Ltd. (A.D.R.)             $    563,052
                                                                         ------------
                Total Health Care Equipment & Services                   $    563,052
                                                                         ------------
                Pharmaceuticals & Biotechnology - 1.6%
                Biotechnology - 0.4%
  1,196,000     Global Bio-chem Technology Group Co. Ltd.*               $    448,509
     18,600     Dr. Reddy's Laboratories (A.D.R.)*                            367,350
                                                                         ------------
                                                                         $    815,859
                                                                         ------------
                Pharmaceuticals - 1.2%
    113,080     Aventis Phamaceuticals*                                  $    968,829
     21,200     Cipla Ltd.*                                                   427,958
     13,300     Gideon Richter (G.D.R.)*                                      834,575
     25,200     Ranbaxy Laboratories Ltd.                                     396,459
          1     Sun Pharmaceutical Industries Ltd (Demat Shares)*                  11
                                                                         ------------
                                                                         $  2,627,832
                                                                         ------------
                Total Pharmaceuticals & Biotechnology                    $  3,443,691
                                                                         ------------
                Banks - 13.0%
     49,968     Banco Bradesco SA (A.D.R.)                               $  1,319,155
     10,300     Banco Itau SA                                                 357,925
     28,500     Banco Santander                                               404,700
     21,300     Banco Santiago*                                               421,314
    924,100     Bangkok Bank Ltd. (Foreign Shares)*                         1,615,102
     22,939     Bank Zachodni*                                                411,001
  1,854,885     Chinatrust Financial Holding Co., Ltd.*                     1,718,496
    318,000     Commerce Asset Holdings Bhd*                                  698,763
     58,700     Commercial International Bank*                                354,752
    105,200     Credicorp Ltd.                                                901,564

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                Banks - (continued)
    309,193     Development Bank of Singapore Ltd.                       $  2,439,222
     79,750     ICICI Bank Ltd.*                                              590,150
     94,831     Kookmin Bank                                                4,896,569
    780,100     Malayan Banking Bhd                                         1,847,605
    128,800     MISR International (G.D.R.) (144A)*                           218,960
  1,970,500     National Finance Public Co., Ltd.*                            893,566
    120,000     Overseas-Chinese Banking Corp., Ltd.                          812,399
    759,900     Public Bank Bhd                                               707,907
    150,200     Shinhan Financial Group Co., Ltd.*                          2,251,206
    194,500     Standard Bank Investment Corp., Ltd.                          676,326
    150,700     State Bank of India Ltd.                                      676,320
177,578,695     Turkiye Is Bankasi (Isbank)*                                  765,905
     32,800     Uniao de Bancos Brasileiros SA (Unibanco)
                  (G.D.R.) (144A)*                                            684,536
  1,967,800     United World Chinese Commercial Bank                        1,470,062
160,136,127     Yapi ve Kredi Bankasi AS*                                     395,467
                                                                         ------------
                                                                         $ 27,528,972
                                                                         ------------
                Total Banks                                              $ 27,528,972
                                                                         ------------
                Diversified Financials - 5.9%
                Diversified Financial Services - 5.9%
 23,262,000     Alarko Holding A.S.                                      $    299,372
  1,038,800     Alexander Forbes Ltd*                                       1,700,346
    306,000     Bank of East Asia                                             664,974
  2,265,907     China Development Fianancial*                               1,526,155
    420,000     Citic Pacific Ltd.                                            950,403
     75,200     Daewoo Securities Co.*                                        400,059
  1,153,310     FirstRand Ltd.                                                952,149
143,403,731     Haci Omer Sabanci Holding AS*                                 399,036
     45,004     Hana Bank*                                                    674,523
     34,300     Housing Development Finance Corp. Ltd (Demat Shares)          420,369
    686,100     Kiatnakin Finance PLC (Foreign Shares)*                       757,562
     16,232     Kookmin Credit Card Co. Ltd.*                                 688,420
  1,270,180     Polaris Securities Co. Ltd.*                                  638,826
     25,900     Samsung Securities Co. Ltd.                                   829,704
    700,800     Sanlam Ltd.                                                   629,469
  3,466,000     SM Prime Holdings                                             400,654
     20,462     Taishin Financial Holdings Co.*                                11,856
    635,240     Yuanta Securities Co., Ltd.*                                  448,405
                                                                         ------------
                                                                         $ 12,392,282
                                                                         ------------
                Total Diversified Financials                             $ 12,392,282
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                Insurance - 1.1%
                Multi-Line Insurance - 0.3%
     12,200     Samsung Fire & Marine Insurance*                         $    744,478
                                                                         ------------
                Property & Casualty Insurance - 0.8%
  1,144,949     Cathay Financial Holdings Co.*                           $  1,619,766
                                                                         ------------
                Total Insurance                                          $  2,364,244
                                                                         ------------
                Real Estate - 0.7%
                Real Estate Investment Trusts - 0.4%
  3,021,600     New World China Land Ltd.*                               $    842,578
                                                                         ------------
                Real Estate Management & Development - 0.3%
    603,500     Great Eagle Holdings Ltd.                                $    696,360
                                                                         ------------
                Total Real Estate                                        $  1,538,938
                                                                         ------------
                Software & Services - 1.5%
                Application Software - 1.5%
     43,500     Check Point Software Technologies Ltd.*                  $    707,310
     14,300     Infosys Technologies Ltd.                                     986,805
     19,500     Modia Co. Ltd.*                                               947,459
     16,500     Wipro Limited  (A.D.R.)*                                      502,095
                                                                         ------------
                                                                         $  3,143,669
                                                                         ------------
                Total Software & Services                                $  3,143,669
                                                                         ------------
                Technology Hardware & Equipment - 8.6%
                Computer Hardware - 3.4%
    263,000     Compal Electronics*                                      $    319,468
     22,900     Samsung Electronics Co.                                     6,449,642
    360,000     Synnex Technology Intl Corp.                                  508,235
                                                                         ------------
                                                                         $  7,277,345
                                                                         ------------
                Computer Storage & Peripherals - 0.4%
    141,400     Moser-Baer India Ltd.*                                   $    741,189
                                                                         ------------
                Electronic Equipment & Instruments - 2.9%
    259,000     Asustek Computer, Inc.                                   $    860,794
     91,900     Elbit Systems Ltd.                                          1,402,355
    154,050     Elec & Eltek International Co., Ltd.                          419,016
      2,290     L.G. Electronics*                                              58,650
     39,610     LG Electronics Inc.*                                        1,493,978
    892,000     Phoenixtec Power Co. Ltd.*                                    831,659
    879,000     Varitronix International Ltd.                                 619,820
    891,000     Yageo Corp.*                                                  526,738
                                                                         ------------
                                                                         $  6,213,010
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                Semiconductors - 1.6%
     95,000     Hon Hai Precision Industry                               $    433,088
     98,700     Siliconware Precision Industries Co. (A.D.R.)*                428,358
    482,000     Taiwan Semiconductor Manufacturing Co.*                     1,212,088
    112,000     Topco Scientific Co Ltd.*                                     504,000
    581,000     United Microelectronics Corp., Ltd.*                          774,097
                                                                         ------------
                                                                         $  3,351,631
                                                                         ------------
                Technology Hardware & Equipment - 0.3%
    136,200     Promos Technologies (G.D.R.) (144A)*                     $    659,208
                                                                         ------------
                Total Technology Hardware & Equipment                    $ 18,242,383
                                                                         ------------
                Telecommunication Services - 9.4%
                Integrated Telecommunication Services - 4.8%
    544,500     Asia Satellite Telecommunications Holdings Ltd.          $    994,779
         47     Brasil Telecom                                                    ---
     62,000     Brasil Telecom SA                                                 221
         10     Carso Global Telecom*                                              13
     68,700     Compania de Telephonos de Chile SA (A.D.R.)                   954,243
      9,100     Korea Telecom Corp.                                           406,176
     38,800     KT Corp.*                                                     919,560
    118,000     Philippine Long Distance Telephone Co.*                     1,028,899
     78,700     PT Indosat Indonesian Satellite Corp. (A.D.R.)              1,056,154
     36,900     SPT Telecom AS                                                351,331
     29,300     Tele Centro Oeste Celular Participacoes SA (A.D.R.)           150,602
  2,440,900     TelecomAsia Corp. Public Co., Ltd.*                           449,670
     79,900     Telefonos de Mexico SA (A.D.R.)                             2,780,520
    120,876     Telekomunik Indonesia SP (A.D.R.)                           1,109,642
                                                                         ------------
                                                                         $ 10,201,810
                                                                         ------------
                Wireless Telecom. Services - 4.6%
  1,163,900     Advanced Service Co., Ltd. (Foreign Shares)              $  1,264,511
         10     America Telecom SA de CV*                                           8
     62,700     China Mobile (Hong Kong) Ltd. (A.D.R.)*                       987,525
    193,500     China Mobile Ltd.*                                            611,521
     46,000     Mobinil-Egyptian Mobile Services*                             277,800
    185,800     SK Telecom Co., Ltd.                                        4,604,124
    627,500     Smartone Telecommunications*                                  732,097
  1,740,700     United Communication Industry Public Co., Ltd.*               842,805
    260,618     Venfin Ltd.*                                                  475,914
                                                                         $  9,796,305
                                                                         ------------
                Total Telecommunication Services                         $ 19,998,115
                                                                         ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
                Utilities - 3.6%
                Electric Utilities - 2.7%
  1,594,000     Beijing Datang Power Generation Co., Ltd.                $    653,961
     22,500     Huaneng Power International, Inc. (A.D.R.)                    747,225
    117,300     Korea Electric Power Corp.                                  2,434,291
    976,500     Manila Electric Co. (Class B)*                                603,318
     94,540     Unified Energy System (G.D.R.)* (144A)                      1,289,116
                                                                         ------------
                                                                         $  5,727,911
                                                                         ------------
                Gas Utilities - 0.6%
     45,500     Gazprom (A.D.R.)* (144A)                                 $    837,523
  3,028,000     PetroChina Company Ltd.                                       628,904
                                                                         ------------
                                                                         $  1,466,427
                                                                         ------------
                Water Utilities - 0.3%
     46,600     Cia Saneamento Basic de Estado de Sao Paulo*             $    519,590
                                                                         ------------
                Total Utilities                                          $  7,713,928
                                                                         ------------

                TOTAL COMMON STOCKS
                (Cost $185,114,237)                                      $205,265,329
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
                RIGHTS/WARRANTS - 0.0%
                Banks - 0.0%
    217,500     PT Pan Indonesia Bank,07/13/99*                          $        230
                                                                         ------------
                                                                         $        230
                                                                         ------------
                Banks (Money Center) - 0.0%
  1,980,000     PT Lippo Bank (Certificate of Entitlement)*                        --
 10,692,000     PT Lippo Bank (Foreign Certificate of Entitlement)*                --
                                                                         ------------
                Total Banks                                              $        230
                                                                         ------------
                Telecommunication Services - 0.0%
                Integrated Telecommunication Services - 0.0%
    526,420     Telecomasia (Foreign Shares)*                            $         --
                                                                         ------------
                Total Telecommunication Services
                TOTAL RIGHTS/WARRANTS
                (Cost $2,860)                                            $        230
                                                                         ------------
                TOTAL INVESTMENT IN SECURITIES
                (Cost $190,510,509)(a)(b)(c)(d)                          $211,231,050
                                                                         ============

    *    Non-Income producing security.

 144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2002, the value of these securities amounted to $5,184,709 or 2.37% of total net assets.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 5/31/02 (unaudited)                          (continued)
--------------------------------------------------------------------------------

     (a) Distributions of investments by country of issue, as percentage of total equity holdings, is as follows:

              South Korea                                                  19.8%
              Taiwan                                                       12.2
              India                                                         9.1
              South Africa                                                  9.0
              Brazil                                                        7.3
              Hong Kong                                                     6.7
              Malaysia                                                      5.0
              Mexico                                                        4.5
              Thailand                                                      4.5
              Russia                                                        3.7
              Singapore                                                     2.8
              Turkey                                                        2.5
              Indonesia                                                     2.3
              Chile                                                         2.2
              Israel                                                        1.3
              Peru                                                          1.2
              Philippines                                                   1.2
              United Kingdom                                                1.2
              China                                                         1.1
              Other (individualy less than 1%)                              2.4
                                                                          -----
                                                                          100.0%
                                                                          =====
     (b)   At May 31, 2002, the net unrealized gain on
           investments based on cost for federal income
           tax purposes of $199,147,130 was as follows:
           Aggregate gross unrealized gain for all
           investments in which there is an excess
           of value over tax cost                              $     23,413,092
           Aggregate gross unrealized loss for all
           investments in which there is an excess
           of tax cost over value                                   (11,329,172)
                                                               ----------------
           Net unrealized gain                                 $     12,083,920
                                                               ================
     (c) At November 30, 2001, the Fund had a capital loss carryforward of $91,657,552 which will expire between 2005 and 2009 if not utilized, which may be limited.
     (d) The Fund has elected to defer approximately $4,137,152 of capital gain losses and $4,973 of foreign currency losses recognized between November 1, 2001 and November 30, 2001 to its fiscal year ending November 30, 2002.

           Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2002, aggregated $103,995,460 and $82,252,052, respectively.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
BALANCE SHEET 5/31/02 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (cost $190,510,509)               $ 211,231,050
   Cash                                                                     1,629,226
   Foreign currencies, at value                                             3,950,667
   Receivables -
        Investment securities sold                                          2,432,564
        Fund shares sold                                                      591,611
        Collateral for securities loaned, at fair value                     7,959,337
        Dividends, interest and foreign taxes withheld                        948,454
   Other                                                                      413,751
                                                                        -------------
             Total assets                                               $ 229,156,660
                                                                        -------------

LIABILITIES:
   Payables -
        Investment securities purchased                                 $   1,741,818
        Fund shares repurchased                                               163,263
        Upon return of securities loaned                                    7,959,337
        Forward foreign currency settlement contracts - net                     3,431
   Due to affiliates                                                          461,507
   Accrued expenses                                                           270,472
   Reserve for repatriation taxes                                              84,207
                                                                        -------------
             Total liabilities                                          $  10,684,035
                                                                        -------------

NET ASSETS:
   Paid-in capital                                                      $ 304,423,519
   Accumulated net investment income                                          181,513
   Accumulated net realized loss on investments
        and foreign currency transactions                                (106,770,096)
   Net unrealized gain on investments (including reserve for
        repatriation taxes of $84,207)                                     20,636,334
   Net unrealized gain on forward foreign currency contracts and other
        assets and liabilities denominated in foreign currencies                1,355
                                                                        -------------
             Total net assets                                           $ 218,472,625
                                                                        =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $99,853,561/8,634,075 shares)                      $       11.57
                                                                        =============
   Class B (based on $42,761,445/3,933,573 shares)                      $       10.87
                                                                        =============
   Class C (based on $31,077,498/2,875,491 shares)                      $       10.81
                                                                        =============
   Class Y (based on $44,780,121/3,743,447shares)                       $       11.96
                                                                        =============

MAXIMUM OFFERING PRICE:
   Class A                                                              $       12.28
                                                                        =============
   Class C                                                              $       10.92
                                                                        =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/02

INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $264,689)  $  2,777,291
    Interest (net of foreign taxes withheld of $382)             81,131
    Income from securities loaned, net                            9,679
                                                           ------------
      Total investment income                                              $  2,868,101
                                                                           ------------

EXPENSES:
    Management fees                                        $  1,251,753
    Transfer agent fees
      Class A                                                   378,660
      Class B                                                   116,971
      Class C                                                    68,259
      Class Y                                                     1,680
    Distribution fees
      Class A                                                   114,935
      Class B                                                   200,801
      Class C                                                   110,587
    Administrative fees                                          18,060
    Custodian fees                                              236,043
    Registration fees                                            32,378
    Professional fees                                            76,043
    Printing                                                     44,481
    Fees and expenses of nonaffiliated trustees                   4,384
    Miscellaneous                                                 7,446
                                                           ------------
      Total expenses                                                       $  2,662,481
      Less fees paid indirectly                                                  (4,018)
                                                                           ------------
      Net expenses                                                         $  2,658,463
                                                                           ------------
         Net investment income                                             $    209,638
                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS:

    Net realized loss from:
      Investments                                          $ (2,175,237)
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies     (191,144)   $(2,366,381)
                                                           ------------    -----------
Change in net unrealized gain from:
      Investments                                          $ 31,988,172
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       70,640    $32,058,812
                                                           ------------    -----------
      Net gain on investments and foreign currency
         transactions                                                      $29,692,431
                                                                           -----------
      Net increase in net assets resulting from operations                 $29,902,069
                                                                           ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 5/31/02 and the Year Ended 11/30/01

                                                                Six Months
                                                                   Ended
                                                                  5/31/02         Year Ended
                                                                (unaudited)        11/30/01
FROM OPERATIONS:
Net investment income (loss)                                  $     209,638      $      (5,298)
Net realized loss on investments
   and foreign currency transactions                             (2,366,381)       (72,203,568)
Change in net unrealized gain on investments
   and foreign currency transactions                             32,058,812         52,099,091
                                                              -------------      -------------
     Net increase (decrease) in net assets resulting
       from operations                                        $  29,902,069      $ (20,109,775)
                                                              -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $  59,740,694      $ 165,202,546
Reinvestment of distributions                                            --                 --
Cost of shares repurchased                                      (49,285,365)      (156,153,723)
                                                              -------------      -------------
   Net increase in net assets resulting from
     fund share transactions                                  $  10,455,329      $   9,048,823
                                                              -------------      -------------
   Net increase (decrease) in net assets                      $  40,357,398      $ (11,060,952)
NET ASSETS:
Beginning of period                                             178,115,227        189,176,179
                                                              -------------      -------------
End of period (including accumulated net investment
   income (loss) of $181,513 and ($28,125), respectively)     $ 218,472,625      $ 178,115,227
                                                              =============      =============

                                    '02 Shares     '02 Amount
CLASS A                             (unaudited)    (unaudited)     '01 Shares     '01 Amount
Shares sold                          2,719,321    $ 29,750,093     12,106,945    $ 132,799,681
Reinvestment of distributions               --              --             --               --
Less shares repurchased             (2,432,152)    (26,380,847)   (11,912,571)    (128,780,846)
                                    ----------    ------------    -----------    -------------
     Net increase                      287,169    $  3,369,246        194,374    $   4,018,835
                                    ==========    ============    ===========    =============
CLASS B
Shares sold                            748,198    $  7,694,055      1,573,430    $  16,136,827
Reinvestment of distributions               --              --             --               --
Less shares repurchased               (630,958)     (6,471,063)    (1,723,059)     (17,170,423)
                                    ----------    ------------    -----------    -------------
     Net increase (decrease)           117,240    $  1,222,992       (149,629)   $  (1,033,596)
                                    ==========    ============    ===========    =============
CLASS C
Shares sold                          1,591,198    $ 16,712,410      1,372,081    $  14,104,530
Reinvestment of distributions               --              --             --               --
Less shares repurchased               (423,779)     (4,397,152)      (921,823)      (9,072,149)
                                    ----------    ------------    -----------    -------------
     Net increase                    1,167,419    $ 12,315,258        450,258    $   5,032,381
                                    ==========    ============    ===========    =============
CLASS Y
Shares sold                            468,332    $  5,584,136        108,534    $   2,161,508
Reinvestment of distributions               --              --             --               --
Less shares repurchased             (1,025,244)    (12,036,303)      (104,678)      (1,130,305)
                                    ----------    ------------    -----------    -------------
     Net increase (decrease)          (556,912)   $ (6,452,167)         3,856    $   1,031,203
                                    ==========    ============    ===========    =============

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/02
--------------------------------------------------------------------------------

                                                                           Six Months
                                                                              Ended         Year          Year         Year
                                                                             5/31/02       Ended         Ended        Ended
                                                                           (unaudited)    11/30/01      11/30/00     11/30/99
CLASS A
Net asset value, beginning of period                                        $   9.91      $  10.82      $  13.80     $   8.79
                                                                            --------      --------      --------     --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                              $   0.00(a)   $   0.00(a)   $  (0.17)    $  (0.09)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                         1.66         (0.91)        (2.81)        5.10
                                                                            --------      --------      --------     --------
       Net increase (decrease) from investment operations                   $   1.66      $  (0.91)     $  (2.98)    $   5.01
Distributions to shareowners:
  Net realized gain                                                               --            --            --           --
                                                                            --------      --------      --------     --------
Net increase (decrease) in net asset value                                  $   1.66      $  (0.91)     $  (2.98)    $   5.01
                                                                            --------      --------      --------     --------
Net asset value, end of period                                              $  11.57      $   9.91      $  10.82     $  13.80
                                                                            ========      ========      ========     ========
Total return*                                                                  16.75%        (8.41)%      (21.59)%      57.00%
Ratio of net expenses to average net assets[dagger]                             2.74%**       2.76%         2.19%        2.44%
Ratio of net investment income (loss) to average net assets[dagger]             0.11%**      (0.04)%       (1.13)%      (0.73)%
Portfolio turnover rate                                                           87%**        177%          139%         180%
Net assets, end of period (in thousands)                                    $ 99,854      $ 82,739      $ 88,175     $ 91,092
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                  2.74%**       2.76%         2.19%        2.44%
  Net investment income (loss)                                                  0.11%**      (0.04)%       (1.13)%      (0.73)%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                  2.74%**       2.74%         2.16%        2.40%
  Net investment income (loss)                                                  0.11%**      (0.02)%       (1.10)%      (0.69)%

                                                                              Year          Year
                                                                             Ended         Ended
                                                                            11/30/98      11/30/97
CLASS A
Net asset value, beginning of period                                        $  14.42      $  13.94
                                                                            --------      --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                              $   0.00(a)   $  (0.05)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                        (4.23)         1.40
                                                                            --------      --------
       Net increase (decrease) from investment operations                   $  (4.23)     $   1.35
Distributions to shareowners:
  Net realized gain                                                            (1.40)        (0.87)
                                                                            --------      --------
Net increase (decrease) in net asset value                                  $  (5.63)     $   0.48
                                                                            --------      --------
Net asset value, end of period                                              $   8.79      $  14.42
                                                                            ========      ========
Total return*                                                                 (32.19)%       10.37%
Ratio of net expenses to average net assets[dagger]                             2.26%         2.23%
Ratio of net investment income (loss) to average net assets[dagger]             0.07%        (0.40)%
Portfolio turnover rate                                                          195%          140%
Net assets, end of period (in thousands)                                    $ 76,257      $ 87,628
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                                  2.27%         2.25%
  Net investment income (loss)                                                  0.06%        (0.42)%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                                  2.25%         2.19%
  Net investment income (loss)                                                  0.08%        (0.36)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      ** Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.
     (a) Amount rounds to less than one cent per share.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/02
--------------------------------------------------------------------------------

                                                                 Six Months
                                                                   Ended         Year           Year           Year
                                                                  5/31/02        Ended          Ended          Ended
                                                                (unaudited)     11/30/01       11/30/00       11/30/99
CLASS B
Net asset value, beginning of period                             $   9.34       $  10.28       $  13.23       $   8.49
                                                                 --------       --------       --------       --------
Increase (decrease) from investment operations:
  Net investment loss                                            $  (0.01)      $  (0.10)      $  (0.34)      $  (0.17)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions              1.54          (0.84)         (2.61)          4.91
                                                                 --------       --------       --------       --------
       Net increase (decrease) from investment operations        $   1.53       $  (0.94)      $  (2.95)      $   4.74
Distributions to shareowners:
  Net realized gain                                                    --             --             --             --
                                                                 --------       --------       --------       --------
Net increase (decrease) in net asset value                       $   1.53       $  (0.94)      $  (2.95)      $   4.74
                                                                 --------       --------       --------       --------
Net asset value, end of period                                   $  10.87       $   9.34       $  10.28       $  13.23
                                                                 ========       ========       ========       ========
Total return*                                                       16.38%         (9.14)%       (23.30)%        55.83%
Ratio of net expenses to average net assets[dagger]                  3.25%**        3.59%          3.05%          3.20%
Ratio of net investment loss to average net assets[dagger]          (0.40)%**      (0.87)%        (1.97)%        (1.53)%
Portfolio turnover rate                                                87%**         177%           139%           180%
Net assets, end of period (in thousands)                         $ 42,761       $ 35,651       $ 40,763       $ 51,093
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       3.25%**        3.59%          3.05%          3.20%
  Net investment loss                                               (0.40)%**      (0.87)%        (1.97)%        (1.53)%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       3.24%**        3.58%          3.03%          3.18%
  Net investment loss                                               (0.39)%**      (0.86)%        (1.95)%        (1.51)%

                                                                   Year           Year
                                                                  Ended          Ended
                                                                 11/30/98       11/30/97
CLASS B
Net asset value, beginning of period                             $  14.09       $  13.73
                                                                 --------       --------
Increase (decrease) from investment operations:
  Net investment loss                                            $  (0.12)      $  (0.14)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions             (4.08)          1.37
                                                                 --------       --------
       Net increase (decrease) from investment operations        $  (4.20)      $   1.23
Distributions to shareowners:
  Net realized gain                                                 (1.40)         (0.87)
                                                                 --------       --------
Net increase (decrease) in net asset value                       $  (5.60)      $   0.36
                                                                 --------       --------
Net asset value, end of period                                   $   8.49       $  14.09
                                                                 ========       ========
Total return*                                                      (32.79)%         9.61%
Ratio of net expenses to average net assets[dagger]                  3.09%          2.94%
Ratio of net investment loss to average net assets[dagger]          (0.84)%        (1.10)%
Portfolio turnover rate                                               195%           140%
Net assets, end of period (in thousands)                         $ 35,954       $ 70,218
Ratios assuming no waiver of management fees and assumption
  of expenses by PIM and no reduction for fees paid indirectly:
  Net expenses                                                       3.10%          2.95%
  Net investment loss                                               (0.85)%        (1.11)%
Ratios assuming waiver of management fees and assumption
  of expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                       3.08%          2.90%
  Net investment loss                                               (0.83)%        (1.06)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      ** Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/02
--------------------------------------------------------------------------------

                                                                Six Months
                                                                  Ended           Year           Year           Year
                                                                 5/31/02          Ended          Ended          Ended
                                                               (unaudited)       11/30/01       11/30/00       11/30/99
CLASS C
Net asset value, beginning of period                            $   9.29         $  10.23       $  13.12       $   8.47
                                                                --------         --------       --------       --------
Increase (decrease) from investment operations:
  Net investment loss                                           $  (0.01)        $  (0.01)      $  (0.14)      $  (0.29)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions             1.53            (0.93)         (2.75)          4.94
                                                                --------         --------       --------       --------
       Net increase (decrease) from investment operations       $   1.52         $  (0.94)      $  (2.89)      $   4.65
Distributions to shareowners:
  Net realized gain                                                    -                -              -              -
                                                                --------         --------       --------       --------
Net increase (decrease) in net asset value                      $   1.52         $  (0.94)      $  (2.89)      $   4.65
                                                                --------         --------       --------       --------
Net asset value, end of period                                  $  10.81         $   9.29       $  10.23       $  13.12
                                                                ========         ========       ========       ========
Total return*                                                      16.36%           (9.19)%       (22.03)%        54.90%
Ratio of net expenses to average net assets[dagger]                 3.28%**          3.57%          2.85%          3.82%
Ratio of net investment loss to average net assets[dagger]         (0.31)%**        (0.81)%        (1.81)%        (2.09)%
Portfolio turnover rate                                               87%**           177%           139%           180%
Net assets, end of period (in thousands)                        $ 31,077         $ 15,864       $ 12,861       $ 11,656
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      3.28%**          3.57%          2.85%          3.82%
  Net investment loss                                              (0.31)%**        (0.81)%        (1.81)%        (2.09)%
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                      3.27%**          3.55%          2.82%          3.80%
  Net investment loss                                              (0.30)%**        (0.79)%        (1.78)%        (2.07)%

                                                                  Year           Year
                                                                 Ended          Ended
                                                                11/30/98       11/30/97
CLASS C
Net asset value, beginning of period                            $  14.08       $  13.73
                                                                --------       --------
Increase (decrease) from investment operations:
  Net investment loss                                           $  (0.08)      $  (0.13)
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions            (4.13)          1.35
                                                                --------       --------
       Net increase (decrease) from investment operations       $  (4.21)      $   1.22
Distributions to shareowners:
  Net realized gain                                                (1.40)         (0.87)
                                                                --------       --------
Net increase (decrease) in net asset value                      $  (5.61)      $   0.35
                                                                --------       --------
Net asset value, end of period                                  $   8.47       $  14.08
                                                                ========       ========
Total return*                                                     (32.90)%         9.53%
Ratio of net expenses to average net assets[dagger]                 3.32%          2.89%
Ratio of net investment loss to average net assets[dagger]         (1.08)%        (1.09)%
Portfolio turnover rate                                              195%           140%
Net assets, end of period (in thousands)                        $ 12,162       $ 12,730
Ratios assuming no waiver of management fees
  by PIM and no reduction for fees paid indirectly:
  Net expenses                                                      3.33%          2.90%
  Net investment loss                                              (1.09)%        (1.10)%
Ratios assuming waiver of management fees
  by PIM and reduction for fees paid indirectly:
  Net expenses                                                      3.31%          2.85%
  Net investment loss                                              (1.07)%        (1.05)%

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
      ** Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 5/31/02
--------------------------------------------------------------------------------

                                                                       Six Months
                                                                         Ended          Year           Year           Year
                                                                        5/31/02         Ended          Ended          Ended
                                                                      (unaudited)      11/30/01       11/30/00       11/30/99
CLASS Y
Net asset value, beginning of period                                   $  10.20        $  11.03       $  13.99       $   8.85
                                                                       --------        --------       --------       --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $   0.12        $   0.10       $  (0.10)      $   0.01
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                $   1.64        $  (0.93)      $  (2.86)      $   5.13
                                                                       --------        --------       --------       --------
       Net increase (decrease) from investment operations              $   1.76        $  (0.83)      $  (2.96)      $   5.14
Distributions to shareowners:
  Net realized gain                                                          --              --             --             --
                                                                       --------        --------       --------       --------
Net increase (decrease) in net asset value                             $   1.76        $  (0.83)      $  (2.96)      $   5.14
                                                                       --------        --------       --------       --------
Net asset value, end of period                                         $  11.96        $  10.20       $  11.03       $  13.99
                                                                       ========        ========       ========       ========
Total return*                                                             17.26%          (7.52)%       (21.16)%        58.08%
Ratio of net expenses to average net assets[dagger]                        1.67%**         1.80%          1.62%          2.51%
Ratio of net investment income (loss) to average net assets[dagger]        1.16%**         0.96%         (0.62)%        (1.07)%
Portfolio turnover rate                                                      87%**          177%           139%           180%
Net assets, end of period (in thousands)                               $ 44,780        $ 43,861       $ 47,378       $ 27,225
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                             1.67%**         1.80%          1.60%          2.41%
  Net investment income (loss)                                             1.16%**         0.96%         (0.60)%        (0.97)%

                                                                       4/9/98 to
                                                                        11/30/98
CLASS Y
Net asset value, beginning of period                                   $  14.55
                                                                       --------
Increase (decrease) from investment operations:
  Net investment income (loss)                                         $     --
  Net realized and unrealized gain (loss) on investments,
    futures contracts and foreign currency transactions                $  (5.55)
                                                                       --------
       Net increase (decrease) from investment operations              $  (5.55)
Distributions to shareowners:
  Net realized gain                                                       (0.15)
                                                                       --------
Net increase (decrease) in net asset value                             $  (5.70)
                                                                       --------
Net asset value, end of period                                         $   8.85
                                                                       ========
Total return*                                                            (38.32)%
Ratio of net expenses to average net assets[dagger]                        1.75%**
Ratio of net investment income (loss) to average net assets[dagger]        0.06%**
Portfolio turnover rate                                                     195%
Net assets, end of period (in thousands)                               $  1,241
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                                             1.75%**
  Net investment income (loss)                                             0.06%**

       * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
      ** Annualized
[dagger] Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/02 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, openend management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

On September 28, 2001 (Closing Date), the Fund acquired the assets of the Pioneer Indo-Asia Fund in exchange solely for (I) the issuance of Class A, Class B and Class C shares of beneficial interest of the Fund and (II) the assumption by the Fund of the liabilities of the Pioneer Indo-Asia Fund. Following this transfer, the Pioneer Indo-Asia Fund was liquidated and dissolved and Class A, B, C shares of the Fund were distributed to the former shareowners of the Pioneer Indo-Asia Fund.

The reorganization was accomplished by a tax-free transfer of assets whereby each shareowner of the Pioneer Indo-Asia Fund received a number of full and fractional shares of the Fund held as of the Closing Date. The net assets, shares outstanding and net asset values per share as of the Closing Date were:

 -------------------------------------------------------------------------------
                                    Indo-Asia
                                      Fund
                              (Pre-reorganization)
 -------------------------------------------------------------------------------
                                   Class A             Class B        Class C
 -------------------------------------------------------------------------------
  Net Assets                     $10,440,910         $6,173,748      $1,808,568
  Shares Outstanding               1,451,846            905,821         268,433
  Net Asset Value Per Share             7.19               6.82            6.74
 -------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                Emerging Markets
                                      Fund
                              (Pre-reorganization)
 -------------------------------------------------------------------------------
                          Class A        Class B        Class C       Class Y
 -------------------------------------------------------------------------------
  Net Assets            $75,926,967    $27,792,186    $12,799,378   $39,133,082
  Shares Outstanding      8,499,583      3,299,324      1,528,054     4,269,139
  Net Asset Value
    Per Share                  8.93           8.42           8.38          9.17
 -------------------------------------------------------------------------------

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                Emerging Markets
                                      Fund
                              (Post-reorganization)
 -------------------------------------------------------------------------------
                          Class A        Class B        Class C       Class Y
 -------------------------------------------------------------------------------
  Net Assets            $86,367,877    $33,965,934    $14,607,946   $39,133,082
  Shares Outstanding      9,668,580      4,032,009      1,743,946     4,269,139
  Net Asset Value
    Per Share                  8.93           8.42           8.38          9.17
 -------------------------------------------------------------------------------

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the exdividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

   The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than

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Pioneer Emerging Markets Fund

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NOTES TO FINANCIAL STATEMENTS 5/31/02 (unaudited)                    (continued)
--------------------------------------------------------------------------------

   in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund are unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the

32

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Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

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   contract. The use of futures contracts involves, to varying degrees, elements of market risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. At May 31, 2002, the Fund had no open futures contracts.

E. Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2002, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of May 31, 2002, the Fund had no reserve related to capital gains. The estimated reserve for the repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of May 31, 2002, the reserve related to taxes on the repatriation of foreign currencies was $84,207.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

F. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $9,651 in underwriting commissions on the sale of Fund shares during the six months ended May 31, 2002.

G. Class Allocations

   Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B, and Class C shares of the Fund,

                                                                              33

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Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 5/31/02 (unaudited)                    (continued)
--------------------------------------------------------------------------------

   respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

H. Securities Lending

   The Fund loans securities in its Portfolio to certain brokers, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of cash collateral at period end is disclosed on the balance sheet. As of May 31, 2002, the Fund loaned securities having a fair value of approximately $7,417,001 and received collateral of $7,959,337 for the loan.

I. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees

34

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Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At May 31, 2002, $229,933 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $143,860 in transfer agent fees payable to PIMSS at May 31, 2002.

4. Distribution Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $87,714 in distribution fees payable to PFD at May 31, 2002.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2002, CDSCs in the amount of $63,453 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended May 31, 2002, the Fund's expenses were reduced by $4,018 under such arrangements.

Pioneer Emerging Markets Fund

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NOTES TO FINANCIAL STATEMENTS 5/31/02 (unaudited)                    (continued)
--------------------------------------------------------------------------------

6. Forward Foreign Currency Contracts

At May 31, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of the portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. At May 31, 2002, the Fund had no outstanding portfolio hedges. The Fund's gross forward currency settlement contracts receivable and payable were $1,721,704 and $1,725,135, respectively, resulting in a net payable of $3,431.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended May 31, 2002, there was no borrowing under such agreement.

36

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Pioneer Emerging Markets Fund

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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr., Chairman          John F. Cogan, Jr., President
Mary K. Bush                          Daniel T. Geraci, Executive Vice President
Richard H. Egdahl, M.D.               Vincent Nave, Treasurer
Daniel T. Geraci                      Joseph P. Barri, Secretary
Margaret B.W. Graham
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts, new
accounts, prospectuses, applications and service forms            1-800-225-6292

FactFone(SM) for automated fund yields, prices, account
information and transactions                                      1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.                                11997-00-0702
60 State Street                                  Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109         (c) 2002 Underwriter of Pioneer mutual funds
www.pioneerfunds.com                    [Recycle LOGO] Printed on Recycled Paper